Exhibit 99.3

Frank Semple – Chairman, President and Chief Executive Officer Nancy Buese – Senior Vice President and Chief Financial Officer Andy Schroeder – Vice President of Finance and Treasurer November 20, 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors, ” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

3 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income, plus (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) disposal of PP&E; (v) non-cash derivative activity; and (vi) non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income, plus (i) depreciation, amortization, accretion and impairment expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) distributions from / contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) disposal of PP&E; and (vii) the subtraction of maintenance capital expenditures. Distributable Cash Flow is a significant liquiditymetric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see slide 21 and the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA, respectively, to net income.

4 Unique Structure. Sustainable Growth. Proven Results. ¦Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance ¦ High-quality assets serving very prolific natural gas basins in U.S. ¦ Top-ranked in customer satisfaction ¦ Diverse portfolio of approved expansion projects ¦ Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program ¦ Focused on superior and sustainable distribution growth for unitholders

5 Benefits of Merger with MarkWest Hydrocarbon ¦ Improved cost of equity capital as a result of the elimination of IDRs Provides better returns to common unitholders from organic growth projects, and Enhances our competitive position for new acquisitions ¦ Immediate accretion to cash available for distribution per common unit ¦ Reduces the costly duplication of services required to maintain two public companies $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 YR1 YR2 YR3 YR4 YR5 Pro-forma pre merger Pro-forma with merger Incremental DCF per Common Unit Impact of $300 million in annual capital investments

Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Five processing plants with combined 330 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Gathering and processing infrastructure under construction in the Marcellus shale
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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7 ¦ Competitive advantages Located in prolific East Texas Basin • Cotton Valley, Travis Peak and Pettit formations Multiple gas and NGL outlets to downstream markets System and plant are essentially new; highly fuel efficient with minimal losses Low-pressure service Common suction design for optimized compression redundancy ¦ Gathering system 500 MMcf/d capacity (current throughput greater than 475 MMcf/d) Over 300 miles of pipe Over 100,000 hp of compression ¦ Gas processing plant 200 MMcf/d cryogenic gas plant 80 MMcf/d expansion under way; operational by December 2008 Highly fuel efficient East Texas System Overview LEGEND

8 ¦ Competitive advantages Located in prolific Anadarko Basin Multiple gas outlets to downstream connections Low and medium pressure service System and plant are essentially new; highly fuel efficient and reliable with minimal losses ¦ Gathering system 145 MMcf/d current capacity 80 MMcf/d expansion into Texas panhandle under way; operational by late 2008 Over 300 miles of pipe Over 50,000 hp of compression ¦ Gas processing plant 160 MMcf/d cryogenic gas plant, including recently completed 60 MMcf/d expansion Highly fuel efficient Western Oklahoma System Overview

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Located in prolific Arkoma Basin
  - Low pressure service
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc
  - Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009
  - With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity
- **Gathering system**
  - 400 MMcf/d capacity
  - Over 400 miles of mostly large diameter pipe
  - Over 23 compressor stations with 85,000 HP
- **Processing and treating capacity**
  - 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture
  - Three amine treating facilities at north and south end of gathering system



McIntosh
Hughes
Pittsburg
Coal
Atoka
NEWMAN STATION
STUART NORTH COMP. STATION
SHERMAN ELLIS COMP. STATION
AMINE PLANT
BREWER STATION
DAVIS STATION
REEDER STATION
COFFEY STATION
SPRAGUE STATION
GRAHAM STATION
MAYER STATION
CENTRAHOMA GAS PLANT
ARKOMA CONNECTOR PIPELINE
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY

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Javelina Processing Facility Overview

- **Competitive advantages**
  - Javelina provides critical services for six refineries in Corpus Christi, Texas
  - All refinery off-gas is committed to Javelina under long-term contracts
  - Excellent relationships with refinery customers
  - Efficient off-gas processing and fractionation facility
  - Product pipelines to critical end markets
- **Refinery off-gas processing**
  - 140 MMcf/d cryogenic gas plant produces NGLs and residue gas
  - NGLs are fractionated and residue gas is returned to the refiners for fuel gas
  - Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process
- **Fractionation**
  - 1.2 million Gal/d NGL fractionation capacity
  - Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes
- **Steam methane reformer (SMR) expansion**
  - SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultra-low sulfur diesel
  - The expansion is under way and will be operational by early 2010
  - Project is anchored by a long-term, fee-based contract


Corpus Christi Bay
Javelina Facilities
Valero Refineries
Citgo Refineries
Flint Hills Refineries

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Appalachia Overview

- **Competitive advantages**
  - Largest gas processor in the prolific Appalachian basin
  - Strategic gathering and processing agreement with Range Resources in the rich-gas area of the Marcellus Shale play
  - NGLs from the gas plants are shipped to Siloam for fractionation
  - Siloam produces propane, butane, and natural gasoline, which are sold by truck, rail, and barge
  - Residue gas is delivered to Columbia Gas Transmission
  - Storage capacity of approximately 11 million gallons



New York
Mass.
Conn.
Michigan
Pennsylvania
N.J.
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
Existing Fractionation, Storage & Marketing Complex (22,000 Bbl/d following expansion)
Existing Gas Processing Facilities
Third Party Processing facilities

- **Processing Plants**
  - Five plants with total inlet gas processing capacity of 330 MMcf/d
  - In October 2008, the Houston, Pennsylvania 30 MMcf/d processing plant commenced operations
  - In early 2008, the Kenova plant was expanded to allow for greater propane recovery capacity
  - Significant plant expansions under way at Boldman and Cobb; operational by early 2009
- **Siloam**
  - Fractionation capacity of 600,000 Gal/d
  - 300,000 Gal/d expansion under way; operational by late 2008

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12 Marshall Green Washington Westmoreland Fayette Allegheny Range Atlas Chesapeake CNX Equitable Equitable Resources drilled 3 horizontal wells; first completion test averaged 1.9 MMcf/d in 30 day test CNX – first vertical tested 1.3 MMcf/d; Drilled horizontal well Chesapeake Announced 9 MMcf/d from 2 horizontal wells (combined) Atlas Resources Drilled 78 vertical wells and 1 horizontal well; producing 20 MMcf/d from 69 wells Range Resources drilled 29 horizontal wells and 51 vertical wells Marcellus SW PA Core Area – Drilling Permits

13 Source: Deutsche Bank Research report dated July 22, 2008; Huron estimate from Range Resources. Marcellus Shale Generates High IRR Barnett Shale (Core) Fayetteville Arkoma / Woodford Marcellus Shale Huron Bossier / Haynesville Depth (ft TVD) 6,500 – 9,000 1,500 – 6,500 6,000 – 13,000 5,000 – 8,500 3,500 – 5,500 10,500 – 13,500 Thickness (ft) 100 – 500 20 – 200 150 50 – 200 150 - 200 200 – 240 Average TOC (wt%) 3.5 – 8.0 4.0 – 9.5 3 – 10 2 – 10 3.5 3 – 5 Average Total Porosity (%) 4 – 6 2 – 8 6 – 8 6 4 8 – 12 GIP, BCF/Section 50 – 200 25 – 65 40 – 120 70 – 150 10 - 15 150 – 250 Drilling & Completions Cost ($/million $2.0 - $3.0 $1.75 – $3.05 $4.6 – $8.0 $3.0 – $4.0 $1.0 – $1.5 $6.0 – $7.0 Average EUR (Bcf) 3.0 2.0 – 3.0 3.0 – 5.0 3.5 0.8 – 1.5 4.5 – 8.5 Royalty (%) 25% 13% 27% 15% 12.5% 25% Realized Price (Assuming $9 NYMEX) $8.50 $8.50 $8.25 $9.30 $9.00 $9.00 IRR 64% 47% 33% 86% 45% 69%

14 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction RANGE RESOURCES

2008 Growth Capital Expenditure Program

Approximately $565 million



Gulf Coast
~$65MM
Northeast
~$135MM
Southwest
~$365MM

Southwest

- Petroquest
- Arkoma Connector Pipeline
- Canaan Resources CBM expansion
- Centrahoma processing joint venture
- Stiles Ranch
- Arapaho II gas plant
- Carthage II gas plant
- Anadarko expansion
- Compressor / pipeline additions
- New well connects / other expansion

Northeast

- New gathering / processing infrastructure in the Marcellus shale
- Siloam plant expansion
- Boldman plant replacement / pipeline
- Cobb plant replacement
- Kenova plant expansion

Gulf Coast

- SMR hydrogen production facility
- Residue pipelines

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16 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008F 2009F $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008F 2009F Capital Investment $ millions $ millions Distributable Cash Flow* *See slide 21 for a reconciliation of Distributable Cash Flow to Net Income. Acquisitions Growth capital Strategic Investments Drive Distributable Cash Flow Growth $185M–$195M NOTE: 2008 and 2009 forecasted DCF includes the effect of the merger with MarkWest Hydrocarbon. $180M–$220M

Distribution Growth Since IPO



156% Distribution Growth since IPO in May 2002 (16% CAGR)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
Common Unit Distribution

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18 Stable Cash Flow Enhanced by Risk Management Nine months ended September 30, 2008 Net Operating Margin(1) by Contract Type Fee-Based 21% POP&POI 41% Keep-Whole 38% NOTE: The Net Operating Margin charts above include the effect of the merger with MarkWest Hydrocarbon. (1) Net Operating Margin is calculated as revenue less purchased product costs. Hedged 42% Fee-Based 28% Commodity Based 30% Nine months ended September 30, 2008 Net Operating Margin(1) including Hedges

2009 Forecasted DCF Sensitivity Analysis

- **The table reflects an estimated range of 2009 DCF based on three natural gas liquids (NGL) correlation scenarios, including:**
  - (A) One standard deviation above the historical average NGL correlation to crude over the past three years;
  - (B) The historical average NGL correlation to crude over the past three years;
  - (C) One standard deviation below the historical average NGL correlation to crude over the past three years.
- **The analysis assumes derivative instruments outstanding as of November 1, 2008, and production volumes estimated through December 31, 2009.**
- **Over the past 10 years, the crude oil to gas ratio has ranged from 3.3:1 to 14.1:1 and averaged 8.3:1.**

Estimated Range of 2009 DCF

($ in millions)

		Crude Oil to Natural Gas Ratio				
Crude Oil Price	NGL Correlation	10:1	9:1	8:1	7:1	6:1
$90	A	$268	$264	$255	$244	$231
	B	$235	$231	$222	$212	$205
	C	$202	$197	$190	$186	$180
$80	A	$257	$253	$246	$236	$222
	B	$224	$220	$213	$203	$196
	C	$190	$187	$180	$176	$171
$70	A	$253	$250	$244	$235	$223
	B	$220	$217	$211	$202	$194
	C	$186	$184	$177	$173	$168
$60	A	$244	$242	$237	$230	$219
	B	$211	$209	$204	$196	$187
	C	$177	$175	$170	$165	$161
$50	A	$241	$240	$236	$230	$221
	B	$207	$206	$202	$196	$187
	C	$173	$172	$168	$162	$159

NOTE: The table is based on current information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity.

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20 Capital Structure ($ in millions) As of December 31, 2007 As of September 30, 2008 Cash $ 26.5 $ 104.9 Credit Facility 55.5 – 6-7/8% Senior Notes due 2014 225.0 214.9 8-1/2% Senior Notes due 2016 272.2 274.1 8-3/4% Senior Notes due 2018 – 498.8 Total Debt $ 552.7 $ 987.8 Total Partners’ Capital $ 611.3 $ 1,057.8 Total Capitalization $ 1,164.0 $ 2,045.6 LTM Adjusted EBITDA(1) $ 200.4 $ 296.2 Total Debt / Capitalization 47% 48% Total Debt / LTM Adjusted EBITDA(1) 2.8x 3.3x Adjusted EBITDA / Interest Expense(1) 4.8x 4.5x NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

21 ($ in millions) Year ended December 31, 2007 Nine months ended September 30, 2008 Net income $ 17.2 $ 27.9 Depreciation, amortization, accretion, and impairments 57.3 81.7 Loss on disposal of property, plant and equipment 7.6 - Non-cash derivative activity 62.4 36.8 Non-cash compensation expense 13.0 11.4 Non-cash losses from unconsolidated affiliates (5.3) (1.9) Distributions from unconsolidated affiliates, net of growth capital 10.8 5.4 Provision for income tax – current (0.8) (22.9) Provision for income tax 1.2 16.5 Other 2.8 6.4 Maintenance capital expenditures (3.6) (4.6) Distributable cash flow (DCF) $ 162.6 $ 156.7 DCF available to common unitholders $ 106.8 $ 156.7 Total distributions paid (GP and common unitholders) $ 110.1 $ 105.9 Distributions paid to common unitholders $ 80.5 $ 105.9 Distribution coverage ratio (DCF / Total distributions paid) 1.48x 1.48x Distribution Coverage NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

22 2008 and 2009 Guidance ¦ 2008 Financial Guidance Distributable cash flow of $185 million to $195 million Growth capital expenditures of approximately $565 million ¦ 2009 Financial Guidance Distributable cash flow of $180 million to $220 million • 2009 forecasted DCF includes approximately $100 million of incremental DCF resulting from the 2008 growth capital program • The incremental DCF resulting from 2008 growth capital is largely offset by the forecasted decline in commodity prices in 2009 relative to 2008 Growth capital expenditures of approximately $300 million

23 Investment Highlights ¦Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance ¦ High-quality assets serving very prolific natural gas basins in U.S. ¦ Top-ranked in customer satisfaction ¦ Diverse portfolio of approved expansion projects ¦ Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program ¦ Focused on superior and sustainable distribution growth for unitholders

Appendix

25 ($ in millions) Year ended December 31, 2007 LTM 3Q08 Net income $ 17.2 $ 7.8 Depreciation, amortization, accretion, and impairments 57.3 106.2 Loss on disposal of property, plant, and equipment 7.6 — Taxes 1.2 17.2 Interest expense 41.7 66.0 Non-cash derivative activity 62.4 75.4 Non-cash compensation expense 13.0 15.2 Adjustment for cash flow from non-consolidated investments — 4.1 Pro-forma adjustment for MarkWest Hydrocarbon acquisition . 4.3 Adjusted EBITDA $ 200.4 $ 296.2 Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com